Corporate Presentation August 9, 2018

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward- looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: the impact of the announcement of the Board of Directors’ review of strategic alternatives, as well as any strategic transaction or alternative that may be pursued, on the Company’s business, including its financial and operating results and its employees; that interim clinical trial results are not necessarily indicative of final clinical results and final clinical trial results may not be positive with regard to safety or efficacy of FCX-007 or FCX-013; uncertainties and delays relating to the initiation, enrollment and completion of pre-clinical studies and clinical trials, including with respect to FCX- 007, FCX-013 and our other product candidates; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; unanticipated or excess costs relating to the development of our gene therapy product candidates; our ability to obtain additional capital to continue to fund operations; our ability to maintain our collaboration with Precigen, Inc., a wholly owned subsidiary of Intrexon Corporation; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Investment Highlights • Medical breakthroughs for rare diseases of the skin and connective tissue Focus on Rare Skin • Unmet needs with no approved therapies Diseases • Significant mortality and morbidity impact on pediatric populations Proprietary Ex-Vivo Gene • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins Modified Fibroblast locally to the site of disease Platform • Extensive experience culturing dermal fibroblasts, including commercial scale • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Four patients enrolled in Phase 2 (three pediatric and one adult), one completed first dose . Well tolerated safety and positive early trends noted in pharmacology and wound healing Two Clinical Trial Programs • FCX-013 for the treatment of moderate to severe Localized Scleroderma . IND allowed by FDA, and initiated first investigator site for clinical enrollment for Phase 1/2 clinical trial in August 2018 • Regulatory advantages including more frequent communications with FDA, eligibility Multiple FDA Designations for Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both Internal Manufacturing FCX-007 and FCX-013 Infrastructure • Existing capacity to serve the U.S. RDEB market 3

Development Pipeline Phase 1/2 Program Condition Target Research Pre-Clinical Clinical Trials FDA Designations Orphan Drug Type VII FCX-007 Recessive Dystrophic Rare Pediatric Disease Epidermolysis Bullosa Collagen (RDEB) Fast Track FCX-013 Moderate to Severe Orphan Drug MMP-1 Localized Scleroderma Rare Pediatric Disease Research Arthritis and Related TBD Conditions Portfolio being developed in collaboration with Precigen, Inc., a wholly owned subsidiary of 4

Our Proprietary Fibroblast Platform

FIBROCELL

Delivery Vehicle



Autologous fibroblasts

- Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue
- Reduced rejection and immunogenicity concerns
- Established manufacturing process and regulatory pathway

Viral Vector



Lentiviral vector gene transfer

- 3rd generation and self-inactivating
- Accommodates large gene constructs
- Transduces both dividing and non-dividing cells
- Target gene integration for long-term expression of the protein

Ex-Vivo Gene Modified Cells



FCX-007 autologous dermal fibroblasts in culture

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Personalized Biologics Approach 6

FCX-007 – Recessive Dystrophic Epidermolysis Bullosa FCX-007 is a dermal fibroblast transduced with a lentiviral (LV) vector encoded with the gene for type VII collagen (COL7) Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation 7

About RDEB

FIBROCELL

Recessive Dystrophic Epidermolysis Bullosa (RDEB) is a monogenic disease resulting in chronic skin blistering and wounding



NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Basement Membrane Zone
Laminin 5/332
Collagen I/III
Anchoring Fibrils-Collagen VII
Fibroblasts
BLISTER

© 2017 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB patients do not live beyond their 30's[1]	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[2] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[3] • **RDEB** ~1,100 – 2,500 US[4]





Photo credit: Science Photo Library

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FCX-007 Phase 1/2 Clinical Trial Design

FIBROCELL

Title	**A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB)** NCT02810951
Primary Objective	To evaluate the safety of a single intradermal injection session of FCX-007
Secondary Objectives	• Pharmacology using immunofluorescence (IF), immunoelectron microcopy (IEM) and qPCR in wound and intact skin areas • Percent wound healing compared to baseline evaluation: ▪ Wounds were evaluated during a monitoring period prior to dosing and were observed to be open up to 8 months ▪ A matched size, untreated wound for each treated wound on the same patient was also monitored and evaluated
Investigator Sites	• Stanford University School of Medicine • Children's Hospital Colorado
Phase 1 Status	• Four patients enrolled and dosed, continuing follow-up visits to 52 weeks
Phase 2 Status	• First patient dosed in June 2018 • Four patients enrolled: three pediatric and one adult patient • Six patients ages seven and older targeted for enrollment • Expect to complete enrollment by end of 3Q2018

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Interim Phase 1 Data Update

FIBROCELL

- **Selected to present data at the International Investigative Dermatology (IID) meeting in Orlando on May 19, 2018**

Dosing Parameters	
Number of adult patients dosed	4
Patient age range	20 - 37
Number of wounds treated	7
Wound size range (cm^2)	4.4 - 23.2
Cell dose concentration range (cells/mL)	1.4×10^7 - 2.5×10^7

- **Administered a single intradermal injection session at baseline to assess safety prior to increasing dose regimen**
  - One patient received a second injection session in the remaining unhealed areas of the wound 25 weeks post-administration after the baseline dose

- **Performed on an outpatient basis using conscious sedation rather than in a surgical suite under general anesthesia**

- **FCX-007 continues to be well tolerated up to 52 weeks post-administration**
  - No serious adverse events or product related adverse events
  - No replication competent lentivirus (RCL) detected
  - No autoantibody response detected, including one null genotype patient ($NC\text{-}1^-$)

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Pharmacology: Immunofluorescence (IF)

FIBROCELL



Patient A
Patient B
Laminin-332
COL7 NC-1
Merged with nuclear stain
25 weeks
52 weeks
4 weeks
12 weeks
25 weeks
32 weeks*
*following second injection at 25 weeks

- COL7 expression continues to be detected in wounded and intact samples out to 52 weeks post-administration
- Increased expression of COL7 over time
- Laminin-332, a basement membrane zone (BMZ) marker and a binding partner of COL7, displays linear expression in the BMZ
- Linear COL7 formation observed along the BMZ (white arrows)

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Pharmacology: Immunoelectron Microscopy (IEM)

FIBROCELL


AF
AF
AF
AF
AF

All images 25 weeks Post-Administration

Samples labeled with LH24 mAb, specific to the NC-2 domain of the COL7 molecule

- COL7 expression continues to be detected in wounded and intact samples out to 52 weeks post-administration
- Anchoring fibrils detected (AF with arrow)
- Black spots represent detectable COL7 in skin samples
- Detection of the NC-2 domain indicates full length COL7 is expressed

COL7 Structure


NC-1
Triple helix
NC-2
α1(VII)

Reference: Bruckner-Tuderman Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? *Molecular Therapy* (2008) 17 1, 6–7.

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FCX-007 Interim Readout: Wound Healing Wounds Treated with FCX-007 Post-Baseline Visit Percent (Number) of Wounds > 50% Percent (Number) of Wounds > 75% Healed Compared to Baseline Healed Compared to Baseline 4 weeks 100% (7/7) 86% (6/7) 12 weeks 86% (6/7) 71% (5/7) 25/32 weeks 67% (2/3) 67% (2/3) 52 weeks 100% (1/1) 0% (0/1) Untreated Control Wounds Post-Baseline Visit Percent (Number) of Wounds > 50% Healed Compared to Baseline 4 weeks 14% (1/7) 12 weeks 17% (1/6) 25/32 weeks 0% (0/2) 52 weeks 0% (0/1) 13

Phase 1 Observations • Product is well-tolerated up to 52 weeks post-administration, with no evidence of circulating autoantibodies to COL7 • Pharmacology: . Various pharmacology signals continue to be detected throughout the data set out to 52 weeks post- administration, including COL7 expression using IF and IEM, and anchoring fibrils using IEM . Increased expression of COL7 over time noted using IF . Patients dosed with higher cell concentrations resulted in more robust COL7 expression signals . LV-COL7 vector was detected in skin 25 weeks post-administration, indicating FCX-007 cells are still present in the skin • Wound healing: . Positive healing trends maintained at 4 and 12 weeks post-administration, while the majority of untreated control wounds are unhealed . A higher healing percentage of wound healing is noted 25 weeks and beyond post-administration of FCX-007 compared to untreated control . A patient’s wound receiving second injection at 25 weeks exhibited continued healing effect at 32 weeks . Based on observations, the addition of a second dose at 12 weeks post-administration may contribute to effect durability 14

Moving Forward with Phase 2 • Based on safety, pharmacology and wound healing data, we have incorporated learnings on dose and administration in our clinical trial protocol, including an increase in the overall cells administered and a reduction of the interval between injections • First Phase 2 patient dosed in June 2018 • Total of four patients enrolled (three pediatric/one adult) in Phase 2 . Expect to complete enrollment by end of 3Q2018 • Next anticipated interim data readout and trial update in 1Q2019 15

FCX-013 – Moderate to Severe Localized Scleroderma FCX-007 is a dermal fibroblast transduced with a lentiviral (LV) vector encoded with the gene for MMP-1, under control of the RheoSwitch Therapeutic System® (RTS®) Orphan Drug Designation Rare Pediatric Disease Designation 16

About Localized Scleroderma

FIBROCELL

Disease

- Excess production of collagen characterized by skin fibrosis
- Focus on moderate to severe subtypes
- Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments:

- Systemic or topical corticosteroids target inflammation
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~160,000 sufferers US[5] comprised of different sub-types
  - ~90,000 patients are considered moderate to severe[6]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Moving into Clinical Trials • Product profile . Dermal fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen . Incorporates Precigen’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • Activated by an oral ligand (Veledimex) • FDA allowed IND in March 2018 • Completed GLP toxicology/biodistribution study . Bleomycin fibrosis model using immunocompromised mice (NOD/SCID) . No test article-related clinical observations, body weight changes, changes in clinical pathology parameters, gross observations or organ weight change . No significant vector biodistribution to target organs • Initiated the first investigator site for clinical enrollment in the Phase 1/2 clinical trial in August 2018 18

FCX-013 Phase 1/2 Clinical Trial Design A Phase 1/2 Trial of a Combination of FCX-013 (Genetically-Modified Human Title Dermal Fibroblasts) plus Veledimex for the Treatment of Moderate to Severe Scleroderma (Morphea) Primary Objective To evaluate the safety of a single intradermal injection session of FCX-013 To evaluate fibrosis resolution through the following measurements: Secondary Objectives • Histology • MRI, ultrasound and durometry • Various scale assessments Investigator Site Parish Dermatology, Philadelphia, PA - Jennifer Parish, MD, Principal Investigator • 10 (approximately 5 per Phase) Number of Patients • Staggered enrollment for first 3 adults • Starting with adult patients; addition of pediatric patients after submission and approval of safety and activity data from adult patients to FDA and the DSMB Initiated the first investigator site for clinical enrollment for Phase 1/2 clinical Status trial in August 2018 19

FCX-013 Proof-of-Concept Study • Study Design D0 D28 D29 D39 . Bleomycin treated SCID mouse model . N=30 mice over test and control groups Blecomycin treatments Ligand Treatment . Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence Cell Harvest skin of FCX-013 and oral ligand injection samples • Result . Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness . Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin . Further reduced the thickness of the sub-dermal muscle layer CONTROL: Saline (no Bleo) No Cells CONTROL: Bleomycin Non-Modified Cells TEST: Bleomycin FCX-013 20

Manufacturing Experience and Solutions • Fibrocell’s existing cGMP cell therapy manufacturing facility in Exton, PA has been designated as the production site for FCX-007 and FCX-013 . ~13,000 square foot facility includes cleanroom manufacturing, cryogenic storage, QC laboratories and shipping/receiving areas . Multiple site inspections by FDA . Site for remaining clinical and future commercial manufacture of FCX-007 and FCX-013 . Existing capacity to serve the U.S. RDEB market commercially • Working towards a more efficient manufacturing process . Targeting the large scale culture portion of the process with new technology . Potentially reduces time in culture by ~50% . Aids scalability and site capacity due to smaller culture footprint without sacrificing yield . The new technology is already in use as part of our FCX-013 IND • cGMP vector supply on hand for remaining clinical analysis and launch of FCX-007 21

Anticipated Milestones 2018-2019 January 2018 2Q2018 3Q2018 1Q2019 FDA allowance of Interim Phase 1 data Complete enrollment Interim data readout pediatric patient readout and trial of Phase 2 patients and trial update FCX-007 enrollment in Phase 2 update Dose first Phase 2 patient FCX-013 March 2018 3Q2018 FDA allowance of IND Initiate enrollment of Phase 1 adult patients Category Amount Cash at June 30, 2018 $15.4M, plus ~$3.5M net from July offering Share Count (Outstanding/Fully Diluted) 7.8M/16.4M as of June 30, 2018 Cash Runway Cash into 4Q2019 22

Investment Highlights • Medical breakthroughs for rare diseases of the skin and connective tissue Focus on Rare Skin • Unmet needs with no approved therapies Diseases • Significant mortality and morbidity impact on pediatric populations Proprietary Ex-Vivo Gene • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins Modified Fibroblast locally to the site of disease Platform • Extensive experience culturing dermal fibroblasts, including commercial scale • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Four patients enrolled in Phase 2 (three pediatric and one adult), one completed first dose . Well tolerated safety and positive early trends noted in pharmacology and wound healing Two Clinical Trial Programs • FCX-013 for the treatment of moderate to severe Localized Scleroderma . IND allowed by FDA, and initiated first investigator site for clinical enrollment for Phase 1/2 clinical trial in August 2018 • Regulatory advantages including more frequent communications with FDA, eligibility Multiple FDA Designations for Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both Internal Manufacturing FCX-007 and FCX-013 Infrastructure • Existing capacity to serve the U.S. RDEB market 23

References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 11/10/17. 3 DEBRA International. What is EB Infographic: http://www.debra-international.org/what-is-eb.html; accessed 11/10/17. 4 Murauer, E, Koller, U, Pellegrini, G, De Luca, M, Bauer, J. Advances in Gene/Cell Therapy in Epidermolysis Bullosa. The Keio Journal of Medicine. 2015; 64. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 24